                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                FDX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                                            FDX CORPORATION
                                                            942 SOUTH SHADY GROVE ROAD
       [LOGO]                                               MEMPHIS, TENNESSEE 38120

             ------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 27, 1999

              ----------------------------------------------------

To Our Stockholders:

    You are invited to attend the Annual Meeting of Stockholders of FDX Corporation (the "Company") to be held at Hotel Le Bristol, 112 rue du Faubourg Saint-Honore, Paris, France, on Monday, September 27, 1999, at 10:00 a.m. local time. At the meeting, stockholders will be asked to vote on the following proposals:

PROPOSAL 1.  Election of five directors, each with a term of three years;

PROPOSAL 2.  Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 400,000,000 to 800,000,000;

PROPOSAL 3.  Approval of the adoption of the Company's 1999 Stock Incentive Plan, under which options for up to 10 million shares of common stock may be issued to key employees of the Company and its subsidiaries; and

PROPOSAL 4.  Ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company for fiscal year 2000.

Stockholders also will transact any other business that may properly come before the meeting.

    The record date for the annual meeting is August 2, 1999. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any postponement or adjournment.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

                                          By order of the Board of Directors,

                                          KENNETH R. MASTERSON
                                                  SECRETARY

August   , 1999

    PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD OR VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE. THE ENCLOSED RETURN ENVELOPE REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN EITHER THE UNITED STATES OR CANADA.

    NEXT YEAR, WE PLAN TO MAKE OUR PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS AVAILABLE OVER THE INTERNET. IF YOU VOTE ON THE INTERNET, YOU WILL HAVE THE OPTION AT THAT TIME TO ENROLL IN INTERNET DELIVERY. WE STRONGLY ENCOURAGE YOU TO ENROLL IN INTERNET DELIVERY. IT IS A COST-EFFECTIVE WAY FOR THE COMPANY TO SEND YOU PROXY MATERIALS.

    PLEASE VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                FDX CORPORATION
                           942 SOUTH SHADY GROVE ROAD
                            MEMPHIS, TENNESSEE 38120

                            ------------------------

                              1999 PROXY STATEMENT

                             ---------------------

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
INTRODUCTION...............................................................................................           1

INFORMATION ABOUT THE ANNUAL MEETING.......................................................................           2
  What is the purpose of the annual meeting?...............................................................           2
  Who is entitled to vote?.................................................................................           2
  What if my shares are held in "street name" by a broker?.................................................           2
  How many shares must be present to hold the meeting?.....................................................           2
  What if a quorum is not present at the meeting?..........................................................           2
  How do I vote?...........................................................................................           2
  Can I vote by telephone or on the Internet if I am not a registered stockholder?.........................           3
  Can I change my vote after I submit my proxy?............................................................           3
  Will my vote be kept confidential?.......................................................................           3
  Who will count the votes?................................................................................           3
  How does the Board of Directors recommend I vote on the proposals?.......................................           4
  What if I do not specify how my shares are to be voted?..................................................           4
  Will any other business be conducted at the meeting?.....................................................           4
  How many votes are required to elect the director nominees?..............................................           4
  What happens if a nominee is unable to stand for election?...............................................           4
  How many votes are required to approve the amendment to the Certificate of Incorporation?................           4
  How many votes are required to approve the 1999 Stock Incentive Plan?....................................           4
  How many votes are required to ratify the appointment of the Company's independent auditors?.............           5
  How will abstentions be treated?.........................................................................           5
  How will broker non-votes be treated?....................................................................           5

STOCK OWNERSHIP............................................................................................           6
  Directors and Executive Officers.........................................................................           6
  Section 16(a) Beneficial Ownership Reporting Compliance..................................................           7
  Significant Stockholders.................................................................................           7

PROPOSAL 1 -- ELECTION OF DIRECTORS........................................................................           8
  Current Nominees.........................................................................................           8
  Continuing Directors.....................................................................................           9

MEETINGS AND COMMITTEES....................................................................................          11
  Meetings.................................................................................................          11
  Committees...............................................................................................          11

                               TABLE OF CONTENTS
                                  (CONTINUED)

COMPENSATION OF DIRECTORS..................................................................................          11

SUMMARY COMPENSATION TABLE.................................................................................          13

OPTION/SAR GRANTS IN LAST FISCAL YEAR......................................................................          15

CHANGE IN CONTROL ARRANGEMENT..............................................................................          15

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
  OPTION/SAR VALUES........................................................................................          16

LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR....................................................          17

PENSION PLAN TABLE.........................................................................................          18

REPORT ON EXECUTIVE COMPENSATION OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS...................          18

TRANSACTIONS WITH MANAGEMENT AND OTHERS AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION....          21

STOCK PERFORMANCE GRAPH....................................................................................          22

PROPOSAL 2 -- AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON
  STOCK....................................................................................................          23
  General..................................................................................................          23
  Purpose and Effect of the Proposed Amendment.............................................................          23
  Vote Required for Approval...............................................................................          24

PROPOSAL 3 -- 1999 STOCK INCENTIVE PLAN....................................................................          24
  Purpose..................................................................................................          24
  Administration of the Plan...............................................................................          24
  Number of Shares That May Be Awarded.....................................................................          24
  Eligibility to Receive Awards............................................................................          25
  Exercise Price of Options................................................................................          25
  Repricing Prohibited.....................................................................................          25
  Exercisability of Options and Other Terms and Conditions.................................................          25
  Change of Control........................................................................................          26
  Amendment of the Plan....................................................................................          26
  Federal Tax Consequences.................................................................................          26
  Vote Required for Approval...............................................................................          26

PROPOSAL 4 -- AUDITORS.....................................................................................          27

OTHER MATTERS..............................................................................................          27

ADDITIONAL INFORMATION.....................................................................................          27
  Proxy Solicitation Costs.................................................................................          27
  Stockholder Proposals for 2000 Annual Meeting............................................................          27

APPENDIX A
  FDX Corporation 1999 Stock Incentive Plan................................................................         A-1

FDX CORPORATION

                                                            1999 PROXY STATEMENT
942 SOUTH SHADY GROVE ROAD
MEMPHIS, TENNESSEE 38120

                                  INTRODUCTION

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of FDX Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at Hotel Le Bristol, 112 rue du Faubourg Saint-Honore, Paris, France, on Monday, September 27, 1999, at 10:00 a.m. local time. At the meeting, stockholders will be asked to vote on four proposals. The proposals are set forth in the accompanying Notice of Annual Meeting of Stockholders and are described in more detail below. Stockholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented.

    By submitting your proxy (either by executing and returning the enclosed proxy card or by voting electronically via the Internet or by telephone), you authorize Kenneth R. Masterson, the Company's Executive Vice President, General Counsel and Secretary, and Alan B. Graf, Jr., the Company's Executive Vice President and Chief Financial Officer, to represent you and vote your shares at the meeting in accordance with your instructions. These persons also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

    The Company's Annual Report to Stockholders for the fiscal year ended May 31, 1999, which includes the Company's annual financial statements, is enclosed. Although the Annual Report is being mailed to stockholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated herein by reference.

    This proxy statement and the accompanying materials are being mailed to stockholders on or about August 9, 1999.

    YOUR PROXY VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY EITHER IN THE ENCLOSED ENVELOPE, VIA THE INTERNET OR BY TELEPHONE.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

    At the annual meeting, stockholders will be asked to vote on the following proposals:

       PROPOSAL 1.  Election of five directors, each with a term of three years;

       PROPOSAL 2.  Approval of an amendment to the Company's Amended and
                    Restated Certificate of Incorporation increasing the number of authorized shares of common stock;

       PROPOSAL 3.  Approval of the adoption of the Company's 1999 Stock
                    Incentive Plan; and

       PROPOSAL 4.  Ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors.

The stockholders also will transact any other business that may properly come before the meeting. Members of the Company's management team will be present at the meeting to respond to appropriate questions from stockholders.

WHO IS ENTITLED TO VOTE?

    The record date for the meeting is August 2, 1999. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. The only class of stock entitled to be voted at the meeting is the Company's common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of
business on the record date there were           shares of common stock
outstanding.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

    If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes."

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

    A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

    If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

HOW DO I VOTE?

    1. YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed either in the United States or Canada.

    2. YOU MAY VOTE BY TELEPHONE. If you are a registered stockholder (that is, if you hold your stock in your own name), you may vote by telephone by following the instructions included on the proxy card. If you vote by telephone, you do not have to mail in your proxy card.

    3. YOU MAY VOTE ON THE INTERNET. If you are a registered stockholder (that is, if you hold your stock in your own name), you may vote on the Internet by following the instructions included on the proxy card. If you vote on the Internet, you do not have to mail in your proxy card.

       NOTE: NEXT YEAR, THE COMPANY PLANS TO MAKE THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS AVAILABLE OVER THE INTERNET. IF YOU VOTE ON THE INTERNET, YOU WILL HAVE THE OPTION AT THAT TIME TO ENROLL IN INTERNET DELIVERY. WE STRONGLY ENCOURAGE YOU TO ENROLL IN INTERNET DELIVERY. IT IS A COST-EFFECTIVE WAY FOR THE COMPANY TO SEND YOU PROXY MATERIALS.

    4. YOU MAY VOTE IN PERSON AT THE MEETING. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, the Company will pass out written ballots to anyone who wishes to vote in person at the meeting. Beneficial owners of shares held in "street name" who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ON THE INTERNET IF I AM NOT A REGISTERED STOCKHOLDER?

    If your shares are held in "street name" by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the Internet.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

    Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

    - signing another proxy with a later date;

    - voting by telephone or on the Internet (your latest telephone or Internet vote is counted); or

    - giving written notice of such revocation to the Secretary of the Company prior to or at the meeting.

Your attendance at the meeting will not have the effect of revoking your proxy unless you give written notice of revocation to the Secretary of the Company before the polls are closed.

WILL MY VOTE BE KEPT CONFIDENTIAL?

    Yes, your vote will be kept confidential and not disclosed to the Company unless:

    - required by law (including in connection with the pursuit or defense of legal or regulatory actions or proceedings);

    - you expressly request disclosure on your proxy; or

    - there is a contested election for the Board of Directors.

WHO WILL COUNT THE VOTES?

    The votes will be tabulated and certified by the Company's transfer agent, Equiserve -- First Chicago Trust Division. A representative of the transfer agent will serve as the inspector of election.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

    Your Board recommends that you vote:

    - FOR election of the five nominees to the Board of Directors;

    - FOR approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock;

    - FOR adoption of the 1999 Stock Incentive Plan; and

    - FOR ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

    If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

    - FOR election of the five nominees to the Board of Directors;

    - FOR approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock;

    - FOR adoption of the 1999 Stock Incentive Plan; and

    - FOR ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE MEETING?

    The Board of Directors knows of no other business that will be presented at the meeting. If any other proposal properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED TO ELECT THE DIRECTOR NOMINEES?

    The affirmative vote of a plurality of the votes cast at the meeting is required to elect the five nominees as directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

    If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF
  INCORPORATION?

    The approval of the amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock requires the affirmative vote of a majority of the shares outstanding as of the record date.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE 1999 STOCK INCENTIVE PLAN?

    The approval of the 1999 Stock Incentive Plan requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

HOW MANY VOTES ARE REQUIRED TO RATIFY THE APPOINTMENT OF THE COMPANY'S
  INDEPENDENT AUDITORS?

    The ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

HOW WILL ABSTENTIONS BE TREATED?

    If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for Proposal 1. If you abstain from voting on the remaining proposals, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effect as a vote against the proposals.

HOW WILL BROKER NON-VOTES BE TREATED?

    Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Consequently, broker non-votes will have the following effects:

    PROPOSAL 1. Broker non-votes will have no effect on the election of directors.

    PROPOSAL 2. Because approval of the amendment to the Company's Amended and Restated Certificate of Incorporation requires a majority vote of the shares outstanding, a broker non-vote will have the same practical effect as a vote against this proposal.

    PROPOSAL 3 AND PROPOSAL 4. Broker non-votes will not be counted in determining the number of shares necessary for approval of the 1999 Stock Incentive Plan and ratification of the appointment of the Company's independent auditors and will, therefore, reduce the absolute number (but not the percentage) of the affirmative votes required for approval of these proposals.

                                STOCK OWNERSHIP

DIRECTORS AND EXECUTIVE OFFICERS.

    The following table sets forth the amount of the Company's common stock beneficially owned by each director of the Company, each nominee for director, each of the executive officers named in the Summary Compensation Table below and by all directors and executive officers as a group, as of August 2, 1999. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

                                                               AGGREGATE NUMBER
                                                                   OF SHARES       SHARES ACQUIRABLE   PERCENT OF
NAME OF BENEFICIAL OWNER                                      BENEFICIALLY OWNED   WITHIN 60 DAYS(1)    CLASS(2)
------------------------------------------------------------  -------------------  ------------------  -----------
Smith, Frederick W..........................................        19,930,992(3)         895,000                %
Allen, Robert H.............................................            28,016              8,000           *
Barksdale, James L..........................................
Cox, Robert L...............................................           120,000(4)          28,000           *
DeNunzio, Ralph D...........................................             8,000             44,000           *
Estrin, Judith L............................................             8,000             36,000           *
Greer, Philip...............................................            66,462(5)          44,000           *
Hyde, J. R., III............................................            80,000(6)          44,000           *
Manatt, Charles T...........................................             6,800             44,000           *
Mitchell, George J..........................................             8,000             20,000           *
Smart, Jackson W., Jr.......................................            48,668(7)          40,000           *
Smith, Joshua I.............................................             1,200             12,000           *
Walsh, Paul S...............................................             3,000             16,000           *
Willmott, Peter S...........................................           179,800             40,000           *
Masterson, Kenneth R........................................            86,000            253,000           *
Graf, Alan B., Jr...........................................           139,002            131,800           *
Jones, Dennis H.............................................           426,032             86,512           *
Glenn, T. Michael...........................................            99,000            187,500           *
All directors and executive officers as a group (17
  persons)..................................................                                                     %

------------

(*) Less than 1% of the Company's outstanding common stock.

(1) Reflects the number of shares of common stock that can be acquired at August 2, 1999 or within 60 days thereafter through the exercise of options granted under the Company's Stock Incentive Plans.

(2) Based on              shares of common stock outstanding on August 2, 1999
    plus shares of common stock subject to options held by each respective person and exercisable at August 2, 1999 or within 60 days thereafter.

(3) Includes 15,789,712 shares of common stock owned of record by Mr. Smith and 4,141,280 shares of common stock beneficially owned by Frederick Smith Enterprise Company, Inc. ("Enterprise"), a family holding company. First Tennessee Bank, N.A., Memphis, Tennessee, as Trustee of a trust of which Mr. Smith is the lifetime beneficiary, holds 55% of Enterprise's outstanding stock and Mr. Smith owns 45% directly. Mr. Cox is a director of Enterprise. Mr. Smith's address is 942 South Shady Grove Road, Memphis, Tennessee 38120.

(4) Includes 100,000 shares of common stock owned by RLC Family Partners, L.P., a limited partnership of which Mr. Cox is the President, and 20,000 shares of common stock owned of record by Meadowcourt, L.P., a limited partnership of which Mr. Cox is the sole general partner. Excludes 16,000 shares owned by Mr. Cox's wife as to which Mr. Cox disclaims beneficial ownership.

(5) Excludes 49,524 shares of common stock owned of record and beneficially by members of Mr. Greer's family as to which Mr. Greer disclaims beneficial ownership.

(6) Includes 16,000 shares of common stock owned by a family trust and members of Mr. Hyde's family.

(7) Includes 8,400 shares of common stock owned by Mr. Smart's wife.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established by the Securities and Exchange Commission and the Company is required to disclose in this proxy statement any late filings or failures to file. Mr. Mitchell made a late filing of a Form 4 because of an inadvertent failure to file one Form 4 involving one transaction in the Company's common stock.

SIGNIFICANT STOCKHOLDERS.

    The following table lists certain persons who owned beneficially, as of December 31, 1998, more than five percent of the Company's common stock. This information is copied from the latest Schedule 13G or amendment thereto filed by these persons with the Securities and Exchange Commission, except that share amounts have been adjusted to reflect the 100% stock dividend effected on May 6, 1999.

                                                                          AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP     PERCENT OF CLASS
-----------------------------------------------------------------------  ----------------------  ---------------------
Southeastern Asset Management, Inc.....................................          27,540,796(1)               9.3%
  6075 Poplar Avenue, Suite 900
  Memphis, Tennessee 38119

Brinson Partners, Inc..................................................          24,055,650(2)               8.2%
  209 South LaSalle Street
  Chicago, Illinois 60604

PRIMECAP Management Company............................................          18,029,200(3)               6.1%
  225 South Lake Avenue, Suite 400
  Pasadena, California 91101

------------

(1) Southeastern Asset Management, Inc., a registered investment adviser, (i) has sole voting power over 13,155,596 shares; (ii) has shared voting and investment power over 12,170,000 shares owned by Longleaf Partners Fund, a series of Longleaf Partners Funds Trust, a registered open-end management investment company; (iii) has shared voting and investment power over 88,000 shares owned by Longleaf Partners International Fund, a series of Longleaf Partners Funds Trust, a registered open-end management investment company; and (iv) has sole investment power over 15,239,596 shares. Southeastern has no voting power with respect to 2,127,200 shares and no investment power with respect to 43,200 shares (these figures do not include 362,000 shares held by completely non-discretionary accounts over which Southeastern has neither voting nor investment power and for which it disclaims beneficial ownership). Mr. O. Mason Hawkins, Chairman and Chief Executive Officer of Southeastern, disclaims beneficial ownership of all of the shares in the event he could be deemed to be a controlling person of Southeastern as a result of his official positions with Southeastern or his ownership of its voting securities. Mr. Hawkins expressly disclaims the existence of such control.

(2) Brinson Partners, Inc., a registered investment adviser, has shared voting and investment power over all of the shares, but disclaims beneficial ownership of such shares. Brinson Partners, Inc. is an indirect wholly-owned subsidiary of UBS AG. UBS AG also disclaims beneficial ownership of all the shares.

(3) PRIMECAP Management Company, a registered investment adviser, has sole voting and investment power over 5,369,200 shares and shared investment power over 12,660,000 shares.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

CURRENT NOMINEES.

    The Company's Board of Directors currently consists of thirteen directors divided into three classes (Class I, Class II and Class III). Directors in each class are elected to serve for three-year terms that expire in successive years. The terms of the Company's Class I directors will expire at the upcoming annual meeting. The Company has nominated Robert H. Allen, James L. Barksdale, Robert
L. Cox, Paul S. Walsh and Peter S. Willmott for election as Class I directors for three-year terms expiring at the annual meeting of stockholders to be held in 2002 and until their successors are elected and qualified. Each nominee, except Mr. Barksdale, currently serves as a Class I director. If all five nominees are elected, the Company's Board of Directors will consist of fourteen directors.

    Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

    The affirmative vote of a plurality of the votes cast at the meeting is required to elect the five nominees as directors.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FIVE NOMINEES.

    The following table sets forth, with respect to each nominee, his name, age, principal occupation and employment during the past five years, the year in which he first became a director of the Company (or its predecessor Federal Express Corporation) and directorships held in other companies.

                            NOMINEES FOR ELECTION AS
                       CLASS I DIRECTORS FOR A THREE-YEAR
                    TERM EXPIRING AT THE 2002 ANNUAL MEETING

DIRECTOR, YEAR FIRST                                    PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR       AGE                         BUSINESS AND DIRECTORSHIPS
--------------------      ---      ----------------------------------------------------------------
Robert H. Allen               71   Private Investor and Managing Partner, Challenge Investment
    1977                           Partners, an investment firm, since May 1993. Director, Gulf
                                   Canada Resources Ltd., Gulf Indonesia Resources Ltd., and
                                   University of Texas Investment Management Company. Trustee,
                                   Baylor College of Medicine. Regent, Texas A&M University System.

James L. Barksdale            56   Founder, The Barksdale Group, a venture capital firm, from     ,
                                   1999 to present; President and Chief Executive Officer of
                                   Netscape Communications Corporation, a provider of software, services and Web site resources to Internet users, from January
                                   1995 to     , 1999; President, Chief Executive Officer and Chief
                                   Operating Officer of AT&T Wireless Services (formerly McCaw
                                   Cellular Communications, Inc.

DIRECTOR, YEAR FIRST                                    PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR       AGE                         BUSINESS AND DIRECTORSHIPS
--------------------      ---      ----------------------------------------------------------------
                                   (collectively, McCaw)), a cellular telecommunications company, from September 1994 to January 1995; President and Chief
                                   Operating Officer of McCaw from January 1992 to September 1994;
                                   Executive Vice President and Chief Operating Officer of Federal
                                   Express Corporation from April 1983 to January 1992; Director of
                                   Federal Express Corporation from April 1983 to October 1991;
                                   Senior Vice President-Data Systems of Federal Express
                                   Corporation from February 1979 to April 1983. Director, America
                                   Online, Inc., @Home Corporation, Harrah's Entertainment, Inc.,
                                   Network Computer, Inc., The Robert Mondavi Corporation, and 3Com
                                   Corporation.

Robert L. Cox                 63   Partner, Waring Cox, a law firm, for more than the past five
    1993                           years; Secretary of Federal Express Corporation from June 1971 to September 1993.

Paul S. Walsh                 44   Chairman, President and Chief Executive Officer of The Pillsbury
    1996                           Company, a wholly-owned subsidiary of Diageo plc, a consumer food and beverage company, since April 1996; Chief Executive
                                   Officer of The Pillsbury Company from January 1992 to April
                                   1996. Director, Ceridian Corporation and Diageo plc.

Peter S. Willmott             62   Chairman and Chief Executive Officer of Willmott Services, Inc.,
    1974                           a retail and consulting firm, since June 1989; Chief Executive
                                   Officer and President of Zenith Electronics Corporation, an
                                   electronics manufacturing company, from July 1996 to January
                                   1998; President and Chief Operating Officer of Federal Express
                                   Corporation from September 1980 to May 1983; Executive Vice
                                   President of Federal Express Corporation from 1977 to 1980;
                                   Senior Vice President-Finance and Administration of Federal
                                   Express Corporation from 1974 to 1977. Director, Zenith
                                   Electronics Corporation and Security Capital Group Incorporated.

CONTINUING DIRECTORS.

    The terms of the Company's five Class II directors expire at the annual meeting of stockholders to be held in 2000. The terms of the Company's four Class III directors expire at the annual meeting of stockholders to be held in 2001. The following tables set forth, with respect to each Class II and Class III director, his or her name, age, principal occupation and employment during the past five years, the year in which he or she first became a director of the Company (or its predecessor Federal Express Corporation) and directorships held in other companies.

                    CLASS II DIRECTORS CONTINUING IN OFFICE
                 WHOSE TERMS EXPIRE AT THE 2000 ANNUAL MEETING

DIRECTOR, YEAR FIRST                                                 PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR            AGE                                 BUSINESS AND DIRECTORSHIPS
-------------------------      ---      --------------------------------------------------------------------------------
Ralph D. DeNunzio                  67   President of Harbor Point Associates, Inc., a private investment and consulting
    1981                                firm, since October 1987. Director, Harris Corporation and NIKE, Inc.

Charles T. Manatt                  63   Chairman, Manatt, Phelps & Phillips, a law firm, for more than the past five
    1989                                years. Director, ICN Pharmaceuticals, Inc. and COMSAT Corporation.

DIRECTOR, YEAR FIRST                                                 PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR            AGE                                 BUSINESS AND DIRECTORSHIPS
-------------------------      ---      --------------------------------------------------------------------------------
George J. Mitchell                 65   Special Counsel to Verner, Liipfert, Bernhard, McPherson and Hand, a law firm,
    1995                                since January 1995; Member of the United States Senate from May 1980 to January
                                        1995. Director, KTI, Inc., Staples, Inc., Starwood Hotels & Resorts Worldwide,
                                        Inc., The Walt Disney Company, Unilever PLC, UNUM Corporation and Xerox
                                        Corporation.

Jackson W. Smart, Jr.              68   Chairman, Executive Committee, First Commonwealth, Inc., a managed dental care
    1976                                company, since January 1996; Chairman and Chief Executive Officer of MSP
                                        Communications, Inc., a radio broadcasting company, from October 1988 to
                                        December 1997. Trustee, Goldman Sachs Money Market Trust, Goldman Sachs Trust
                                        and Goldman Sachs Equity Portfolios Inc. Director, Evanston Northwestern
                                        Healthcare and First Commonwealth, Inc.

Joshua I. Smith                    58   Chairman, President and Chief Executive Officer of The MAXIMA Corporation, an
    1989                                information and data processing firm, since 1978. The MAXIMA Corporation filed for reorganization in federal bankruptcy court in June 1998. Director, The
                                        Allstate Corporation, Caterpillar, Inc. and Inland Steel Industries, Inc.

                    CLASS III DIRECTORS CONTINUING IN OFFICE
                 WHOSE TERMS EXPIRE AT THE 2001 ANNUAL MEETING

DIRECTOR, YEAR FIRST                                                 PRINCIPAL OCCUPATION,
ELECTED AS DIRECTOR            AGE                                 BUSINESS AND DIRECTORSHIPS
-------------------------      ---      --------------------------------------------------------------------------------
Judith L. Estrin                   44   Senior Vice President and Chief Technology Officer of Cisco Systems, Inc., a
    1989                                networking systems company, since April 1998; President and Chief Executive
                                        Officer of Precept Software, Inc., a computer software company, from March 1995 to April 1998; Consultant from September 1994 to March 1995; Chief Executive
                                        Officer and President of Network Computing Devices, Inc., a corporation that supplies display stations for network computing environments, from September
                                        1993 to September 1994. Director, Sun Microsystems, Inc. and The Walt Disney
                                        Company.

Philip Greer                       63   Senior Managing Director of Weiss, Peck & Greer, L.L.C., an investment
    1974                                management firm, since 1995; General Partner of Weiss, Peck & Greer from 1970 to
                                        1995. Director, Network Computing Devices, Inc. and The Robert Mondavi
                                        Corporation.

J. R. Hyde, III                    56   President of Pittco, Inc., an investment company, since April 1989; Chairman of
    1977                                AutoZone, Inc., an auto parts retail chain, from May 1986 to March 1997; Chief
                                        Executive Officer of AutoZone, Inc., from May 1986 to December 1996. Director,
                                        AutoZone, Inc.

Frederick W. Smith                 54   Chairman, President and Chief Executive Officer of the Company since January
    1971                                1998; Chairman of Federal Express Corporation since 1975; Chairman, President and Chief Executive Officer of Federal Express Corporation from 1983 to January
                                        1998; Chief Executive Officer of Federal Express Corporation from 1977 to
                                        January 1998; President of Federal Express Corporation from 1971 to 1975.
                                        Director, Value America, Inc.

                            MEETINGS AND COMMITTEES

MEETINGS.

    The Board of Directors conducted six regular meetings and two special meetings during fiscal 1999. Each director attended at least 75% of the meetings of the Board and any committees on which he or she served.

COMMITTEES.

    The Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee. Committee memberships are as follows:

AUDIT COMMITTEE              COMPENSATION COMMITTEE
---------------------------  ---------------------------------------
Philip Greer (Chairman)      Jackson W. Smart, Jr. (Chairman)
Robert L. Cox                Robert H. Allen
Judith L. Estrin             Ralph D. DeNunzio
George J. Mitchell           J. R. Hyde, III
Joshua I. Smith              Charles T. Manatt
Peter S. Willmott            Paul S. Walsh

    The functions of the Audit Committee, which held nine meetings during fiscal 1999, are as follows:

    - review significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

    - ascertain the existence of effective accounting and internal control systems;

    - oversee the entire audit function both internal and independent; and

    - provide an effective communication link between the auditors (internal and independent) and the Board of Directors.

    The functions of the Compensation Committee, which held five meetings during fiscal 1999, are as follows:

    - determine the salaries, bonuses and other remuneration and terms and conditions of employment of the officers of the Company;

    - administer the Company's stock incentive and restricted stock plans;

    - oversee the administration of the Company's employee benefit plans covering employees generally; and

    - make recommendations to the Board of Directors with respect to the Company's compensation policies.

                           COMPENSATION OF DIRECTORS

    For fiscal 2000, non-employee (outside) directors will be paid:

    - a quarterly retainer of $10,000;

    - $2,000 for each meeting of the Board attended; and

    - $1,200 for each meeting of its committees attended.

Committee chairmen will be paid an additional annual fee of $8,000. Outside directors also will be granted an option under the Company's 1997 Stock Incentive Plan, as amended, for 8,000 shares of common stock on each of the four consecutive annual meeting dates beginning with the upcoming annual meeting. Officers of the Company receive no compensation for serving as directors.

    At its July 1997 meeting, the Board of Directors of Federal Express Corporation voted to freeze the Retirement Plan for Outside Directors (that is, no further benefits would be earned under this plan). This plan is unfunded and any benefits under the plan are payable out of the assets of the Company as a general, unsecured obligation of the Company.

    Concurrent with the freeze, the Board amended the plan to accelerate the vesting of the benefits for each outside director who was not yet vested under the plan. In general, each director is entitled to a retirement benefit beginning as of the first day of the fiscal quarter of the Company next following the date of termination of his or her directorship or the date such director attains age 60, whichever is later. The benefit is an annual amount, payable as a lump-sum distribution or in quarterly installments for no less than ten years and no more than fifteen years depending on years of service, equal to 10% for each year of service up to 100% of the annual retainer fee being paid to the outside director at the time the plan was frozen. Each outside director then serving on the Board, who was not yet vested (three directors), will now receive a benefit equal to 10% for each year of service up to the date the plan was frozen. The remaining outside directors will receive their benefits based on their service and annual retainer at the time the plan was frozen. Once all benefits are paid from the plan, it will be terminated.

    The Board has established a policy that a director must retire immediately before the Company's annual meeting of stockholders during the calendar year in which the director attains age 72.

    The Board of Directors has adopted a guideline for stock ownership by establishing a goal that each outside director own shares in the Company valued at five times the annual retainer fee ($200,000) by the end of the first quarter of fiscal year 2000. At current stock prices, this goal represents approximately shares. Vested stock options are not counted as stock ownership under
the guideline.         of the Company's outside directors already own sufficient
shares to comply with the guideline. The Board believes significant stock ownership by outside directors further aligns their interests with that of the Company's stockholders.

                           SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation awarded to, earned by or paid to the Company's chief executive officer and its four other most highly-compensated executive officers for services rendered in all capacities during the fiscal years ended May 31, 1999, 1998 and 1997.

                                                                                    LONG TERM COMPENSATION
                                                                             ------------------------------------
                                            ANNUAL COMPENSATION                      AWARDS             PAYOUTS
                                  ----------------------------------------   -----------------------   ----------
                                                                             RESTRICTED   SECURITIES
                                                              OTHER ANNUAL     STOCK      UNDERLYING                 ALL OTHER
NAME AND PRINCIPAL                 SALARY      BONUS          COMPENSATION    AWARD(S)     OPTIONS/       LTIP      COMPENSATION
POSITION                    YEAR     ($)        ($)               ($)          ($)(1)      SARS (#)    PAYOUTS($)      ($)(2)
--------------------------  ----  ---------  ---------        ------------   ----------   ----------   ----------   ------------
Frederick W. Smith .......  1999  1,050,000  1,072,000          276,945(3)      --         300,000     1,750,000       35,000
  Chairman, President and   1998    927,912    875,000          227,688(3)      --         700,000     1,246,000       32,279
  Chief Executive Officer   1997    805,000    213,000          221,359(3)      --           --        1,125,000       19,655

Kenneth R. Masterson .....  1999    597,213    601,810(4)        --             --          50,000       791,175       18,240
  Executive Vice            1998    554,593    590,889(4)       420,361(5)    519,844        8,000       456,283       18,520
  President, General        1997    476,344    148,084(4)(6)    614,545(5)    838,000       50,000       342,000       11,487
  Counsel and Secretary

Alan B. Graf, Jr. ........  1999    567,512    567,731(4)        --             --          50,000       769,725       17,582
  Executive Vice President  1998    527,448    472,579(4)       368,659(5)    519,844        --          445,775       15,818
  and Chief Financial       1997    451,526    102,970(4)       614,545(5)    838,000       90,000       334,269       10,304
  Officer

Dennis H. Jones ..........  1999    547,765    553,045(4)        --             --          50,000       605,625       15,767
  Executive Vice President  1998    493,998    409,528(4)       368,659(5)    519,844        8,000       302,155       17,277
  and Chief Information     1997    421,998    101,580(4)(6)    614,545(5)    838,000       80,000       273,094       10,083
  Officer

T. Michael Glenn .........  1999    480,147    493,644(4)        --             --          50,000       605,000       14,703
  Executive Vice            1998    400,229    400,950(4)       368,659(5)    519,844        --          286,050       12,746
  President, Market         1997    323,882     76,540(4)       460,909(5)    628,500       80,000       258,469        7,212
  Development and
  Corporate Communications

------------

(1) The amounts in the table represent the closing market value of the shares awarded at the date of grant. At May 31, 1999, the number and value of the aggregate restricted stock holdings of the named individuals were as follows:

NAME                                                                    NUMBER OF SHARES HELD       VALUE
---------------------------------------------------------------------  -----------------------  -------------
F.W. Smith...........................................................            --                  --
K.R. Masterson.......................................................            45,250         $   2,480,266
A.B. Graf, Jr........................................................            50,850             2,787,216
D.H. Jones...........................................................            45,250             2,480,266
T.M. Glenn...........................................................            39,250             2,151,391

    The restrictions on the shares awarded to Mr. Masterson lapse ratably over five years after the date of award with respect to 18,000 shares granted in December 1995 and over four years after the date of award with respect to 16,000 shares granted in February 1997 and 11,250 shares granted in March 1998. The restrictions on the shares awarded to Mr. Graf lapse ratably over five years after the date of award with respect to 18,000 shares granted in October 1995 and 5,600 shares granted in April 1996 and over four years after the date of award with respect to 16,000 shares granted in February 1997 and 11,250 shares granted in March 1998. The restrictions on the shares awarded to Mr. Jones lapse ratably over five years after the date of award with respect to 18,000 shares granted in October 1995 and over four years with respect to 16,000 shares granted in February 1997 and 11,250 shares granted in March 1998. The restrictions on the shares awarded to Mr. Glenn lapse ratably over five years after the date of award with respect to 16,000 shares granted in October 1995 and over four years with respect to 12,000 shares granted in February 1997 and 11,250 shares granted in March 1998.

    Holders of restricted shares are entitled to receive any dividends declared on such shares. The Company has never declared a dividend on its shares because its policy has been to reinvest earnings in the business of the Company.

(2) These amounts represent profit sharing payments to the named executive officers and contributions under the Federal Express Corporation Profit Sharing Plan, in which the Company participates.

(3) Of the amounts shown for 1999, 1998 and 1997, $189,450, $150,658 and
    $152,528, respectively, represent personal use of corporate aircraft treated as taxable income to Mr. Smith. Of the amounts shown for 1999, 1998 and 1997, $80,405, $71,228 and $62,497, respectively, are for financial counseling.

(4) The amounts shown for 1999 represent annual performance bonuses received by each officer under the Company's annual performance bonus plan and bonuses received for promotion. The amounts shown for 1998 represent annual performance bonuses received by each officer under the Company's annual performance bonus plan, bonuses received by each officer for promotion and an additional special recognition award received by each officer. The amounts shown for 1997 represent annual performance bonuses received by each officer under Federal Express Corporation's annual performance bonus plan; bonuses received by Messrs. Masterson and Graf for promotion to Executive Vice President; and, in the case of Mr. Masterson, an additional special recognition award.

(5) The amounts shown for Messrs. Graf, Jones and Glenn in 1998 represent tax reimbursements related to restricted stock awards. Of the amounts shown for Mr. Masterson for 1998, $368,659 represents tax reimbursements related to restricted stock awards. The amounts shown for each officer in 1997 represent tax reimbursements related to restricted stock awards.

(6) This amount includes $25,000 from a Five Star Award, Federal Express Corporation's highest special achievement award, received by Mr. Masterson and Mr. Jones, respectively.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth information regarding grants of stock options under the Company's Stock Incentive Plans made during the fiscal year ended May 31, 1999 to the named executive officers. The amounts shown for each named executive officer as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten-year term of the options, which would result in stock prices of approximately $52.10 and $82.96, respectively, for options with an exercise price of $31.9844. No gain to the optionees is possible without an increase in stock price, which benefits all stockholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Securities and Exchange Commission regulations. Actual gains, if any, on option exercise and common stock holdings depend upon the future performance of the Company's common stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                             INDIVIDUAL GRANTS
                         ----------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                           NUMBER OF        % OF TOTAL                                  AT ASSUMED ANNUAL RATES
                           SECURITIES      OPTIONS/SARS                               OF STOCK PRICE APPRECIATION
                           UNDERLYING       GRANTED TO      EXERCISE OR                     FOR OPTION TERM
                          OPTIONS/SARS     EMPLOYEES IN     BASE PRICE   EXPIRATION  -----------------------------
NAME                      GRANTED (#)       FISCAL YEAR      ($/SH)(*)      DATE        5% ($)         10% ($)
-----------------------  --------------  -----------------  -----------  ----------  -------------  --------------
F.W. Smith.............       300,000             9.14       $ 31.9844     06/01/08  $   6,034,680  $   15,292,680
K.R. Masterson.........        50,000             1.52       $ 31.9844     06/01/08      1,005,780       2,548,780
A.B. Graf, Jr..........        50,000             1.52       $ 31.9844     06/01/08      1,005,780       2,548,780
D.H. Jones.............        50,000             1.52       $ 31.9844     06/01/08      1,005,780       2,548,780
T.M. Glenn.............        50,000             1.52       $ 31.9844     06/01/08      1,005,780       2,548,780

------------

(*) The option exercise price of the options granted to the individuals shown above was the fair market value of the Company's common stock at the date of grant. The options granted are subject to a vesting schedule as follows: 25% after one year from date of grant; 50% after two years; 75% after three years; and 100% after four years. The options may not be transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee. During the fiscal year ended May 31, 1999, options for a total of 3,281,500 shares were granted to various employees of the Company and its subsidiaries.

                         CHANGE IN CONTROL ARRANGEMENT

    The Company's Stock Incentive Plans provide that, in the event of a change in control, each holder of an unexpired option under any of the plans has the right to exercise such option without regard to the date such option would first be exercisable, except that no option may be exercised less than six months from the date of grant. This right continues, with respect to holders whose employment with the Company terminates following a change in control, for a period of twelve months after such termination or until the option's expiration date, whichever is sooner. The instruments pursuant to which restricted stock is granted under the Company's Restricted Stock Plans provide that the restricted shares will be canceled and the Company will make a cash payment, in an amount determined under the plan, to each holder in the event of a change in control.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

    The following table summarizes for each of the named executive officers certain information relating to stock options exercised by them during the fiscal year ended May 31, 1999. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on May 28, 1999, which was $54.4063 per share. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. Such options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of the Company's common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.

                                                          NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS/SARS AT
                            SHARES         VALUE       OPTIONS/SARS AT FY-END(#)              FY-END ($)
                         ACQUIRED ON     REALIZED     ----------------------------  ------------------------------
NAME                     EXERCISE (#)       ($)       EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-----------------------  ------------  -------------  ------------  --------------  --------------  --------------
F.W. Smith.............       --       $    --            720,000        880,000    $   25,045,018  $   21,540,972
K.R. Masterson.........       --            --            195,800        135,400         7,278,461       4,151,972
A.B. Graf, Jr..........      136,000       4,527,753       86,600        199,400         3,149,159       6,476,790
D.H. Jones.............      302,144       7,854,327       36,112        198,600         1,522,799       6,393,260
T.M. Glenn.............       58,400       1,976,074      142,000        194,000         5,308,441       6,317,222

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

    The following table sets forth estimates of the possible future payouts to each of the named executive officers under the Company's long-term performance bonus plans.

                                                                                    ESTIMATED FUTURE PAYOUTS
                                                           PERFORMANCE OR       UNDER NON-STOCK PRICE-BASED PLANS
                                        NUMBER OF           OTHER PERIOD    -----------------------------------------
                                      SHARES, UNITS       UNTIL MATURATION   THRESHOLD      TARGET         MAXIMUM
NAME                               OR OTHER RIGHTS (#)       OR PAYOUT       ($ OR #)      ($ OR #)       ($ OR #)
-------------------------------  -----------------------  ----------------  -----------  -------------  -------------
F.W. Smith.....................               N/A               5/31/00     $   666,667  $   1,333,333  $   2,000,000
                                              N/A               5/31/01         750,000      1,500,000      2,250,000
                                              N/A               5/31/02         750,000      1,500,000      2,250,000

K.R. Masterson.................               N/A               5/31/00         325,000        650,000        975,000
                                              N/A               5/31/01         375,000        750,000      1,125,000
                                              N/A               5/31/02         375,000        750,000      1,125,000

A.B. Graf, Jr..................               N/A               5/31/00         325,000        650,000        975,000
                                              N/A               5/31/01         375,000        750,000      1,125,000
                                              N/A               5/31/02         375,000        750,000      1,125,000

D.H. Jones.....................               N/A               5/31/00         291,667        583,334        875,000
                                              N/A               5/31/01         375,000        750,000      1,125,000
                                              N/A               5/31/02         375,000        750,000      1,125,000

T.M. Glenn.....................               N/A               5/31/00         291,667        583,334        875,000
                                              N/A               5/31/01         375,000        750,000      1,125,000
                                              N/A               5/31/02         375,000        750,000      1,125,000

    In 1997, the Compensation Committee of Federal Express Corporation established a long-term performance bonus plan to provide a long-term cash bonus opportunity to members of upper management, including executive officers, at the conclusion of fiscal year 1999 if the Company achieves certain earnings per share targets established by the committee with respect to the three-fiscal year period 1997 through 1999. The Compensation Committee of the Company (and its predecessor Federal Express Corporation) has established similar plans for the three-fiscal year periods 1998 through 2000, 1999 through 2001 and 2000 through 2002, providing bonus opportunities for 2000, 2001 and 2002, respectively, if certain earnings per share targets are achieved with respect to those periods. No amounts can be earned for the 1998 through 2000, 1999 through 2001 and 2000 through 2002 plans until 2000, 2001 and 2002, respectively, because achievement of the earnings per share objectives can only be determined following the conclusion of the applicable three-fiscal year period. Each successive plan has earnings per share targets that are higher than those in the previous plans.

    Under each plan, the average percentage of an individual's achievement of individual objectives under the Company's annual performance bonus plan (which
is discussed on page   ) for the three-fiscal year period of each of the
long-term performance bonus plans will be used as an individual performance measure when calculating individual bonuses, except for Mr. Smith whose payout will be determined by the Compensation Committee. The estimated individual future payouts set forth in the table above are set dollar amounts ranging from threshold amounts if the objectives are minimally achieved, up to maximum amounts if the plan targets are substantially exceeded. Individual bonuses may be adjusted downward from these amounts if the individual's average individual achievement percentage is less than 100% for the three-fiscal year period of each of the plans. There can be no assurance that the estimated future payouts shown in this table will be achieved.

                               PENSION PLAN TABLE

    The following table shows the estimated annual pension benefits payable to participants upon retirement on a single life annuity basis in specified remuneration classes and years of credited service under the Federal Express Corporation Employees' Pension Plan and the Federal Express Corporation Retirement Parity Pension Plan which provides 100 percent of the benefit that would otherwise be denied certain participants by reason of Internal Revenue Code limitations on qualified plan benefits. The benefits listed in the table are not subject to any reduction for Social Security or other offset amounts.

                                           YEARS OF SERVICE
                         -----------------------------------------------------
REMUNERATION                10         15         20         25         30
-----------------------  ---------  ---------  ---------  ---------  ---------
$  400,000.............     80,000    120,000    160,000    200,000    200,000
   600,000.............    120,000    180,000    240,000    300,000    300,000
   800,000.............    160,000    240,000    320,000    400,000    400,000
 1,000,000.............    200,000    300,000    400,000    500,000    500,000
 1,200,000.............    240,000    360,000    480,000    600,000    600,000
 1,400,000.............    280,000    420,000    560,000    700,000    700,000
 1,800,000.............    360,000    540,000    720,000    900,000    900,000
 2,200,000.............    440,000    660,000    880,000  1,100,000  1,100,000
 2,600,000.............    520,000    780,000  1,040,000  1,300,000  1,300,000

    The remuneration specified in the Pension Plan Table includes "Salary and
Bonus" as reported in the Summary Compensation Table on page   . Because the
covered compensation is the average of the three calendar years of highest earnings during employment, the amount differs from that set forth in the Summary Compensation Table and is stated below together with the credited years of service achieved.

                                                                                   YEARS OF
NAME                                                 COVERED COMPENSATION           SERVICE
--------------------------------------------------  -----------------------  ---------------------
F.W. Smith........................................       $   1,451,971                    27
K.R. Masterson....................................             782,868                    19
A.B. Graf, Jr.....................................             697,599                    19
D.H. Jones........................................             685,261                    24
T.M. Glenn........................................             566,306                    18

                    REPORT ON EXECUTIVE COMPENSATION OF THE
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The compensation of the Company's executives comprises three basic components: base salary, annual and long-term performance bonus plans and long-term equity incentives. The Compensation Committee of the Board of Directors determines the compensation of the executive officers of the Company, approves the objectives for the annual and long-term performance bonus plans, establishes the funding of the plans, determines the awards of long-term equity incentives and the individuals to whom such awards are made, and recommends to the Board of Directors the compensation of the chief executive officer of the Company.

    BASE SALARY. The establishment of competitive base compensation for the Company's executives is the primary objective in setting base salaries. The starting point for this process is to determine the relative importance of an executive officer's position, the extent of accountability of the position and the skills required to perform the duties of the position. The Compensation Committee believes that general industry is an appropriate comparison category in determining competitive compensation because the Company's executives can be recruited from, and by, businesses outside the Company's industry peer group. In its 1999 executive compensation review, the Compensation Committee considered compensation survey information published by two major consulting firms and compensation information on the Company's officers and top officers of other companies available from a group of companies in general industry with annual sales in excess of $10 billion. Base salaries are generally targeted at the 75th percentile of base salaries for comparable positions in the comparison surveys mentioned above.

    None of the factors mentioned above is given any particular weight in determining base compensation. Other factors also may influence such determination, such as the relative extent of an individual's experience or a desire to retain a valuable executive. The Compensation Committee's target for Mr. Smith is the 75th percentile as is the case with the other executive officers. Mr. Smith's base salary was increased in 1999; however, his base salary remains below the market median of base salaries of chief executive officers in the comparison surveys.

    PERFORMANCE BONUS PLANS. Bonus targets were established as a percent of pay based on pay level. If both the individual and plan objectives are achieved, the plan is designed to produce a bonus ranging, on a sliding scale, from a threshold amount if the plan objectives are minimally achieved up to a maximum amount if such objectives are substantially exceeded. For 1999, the threshold bonus target was established at an amount which, when added to base salary, could be less than the 50th percentile of total salary and bonus for comparable positions in the comparison surveys discussed above under BASE SALARY. Thus, total salary and bonus for executive officers (assuming achievement of all individual objectives) is designed to range from less than the 50th up to the 75th percentile of total salary and bonus for comparable positions in the comparison surveys according to the degree to which plan objectives are met or exceeded.

    Mr. Smith's bonus is determined by whether corporate business plan objectives are met or exceeded. If such objectives are met, the Compensation Committee determines and recommends to the Board of Directors a bonus which, when combined with base salary, may be up to the 75th percentile of total salary and bonus for chief executive officers in the comparison surveys discussed above under BASE SALARY. In 1999, the Compensation Committee also considered the establishment of the Company and the acquisition and integration of Caliber System, Inc. in determining Mr. Smith's bonus. Mr. Smith received an annual bonus of $1,072,000 for 1999, which is below the 75th percentile of total salary and bonus for chief executive officers in the comparison surveys discussed above under BASE SALARY.

    In 1997, the Compensation Committee of Federal Express Corporation (the Company's predecessor) established a long-term performance bonus plan to provide a long-term cash bonus opportunity to members of upper management, including executive officers, at the conclusion of fiscal year 1999 if the Company achieved certain earnings per share targets established by the Compensation Committee with respect to the three-fiscal year period 1997 through 1999. Bonuses were awarded under the long-term plan in 1999 to upper management, including the named executive officers, based on achievement of above plan performance for the three-fiscal year period. The Committee has established similar plans for the three-fiscal year periods 1998 through 2000, 1999 through 2001, and 2000 through 2002 providing bonus opportunities for 2000, 2001 and 2002, respectively, if certain earnings per share targets are achieved with
respect to those periods. The Long-Term Incentive Plans Table on page   sets
forth the estimated future payouts for the named individuals under these plans if the three-fiscal year earnings per share objectives are achieved.

    LONG-TERM EQUITY INCENTIVES. Stock options were granted as long-term incentives in 1999 to certain key employees of the Company, including executive officers, under certain of the Company's Stock Incentive Plans. Under the terms of the plans, the Company may grant options to key employees (as determined by the Compensation Committee) to purchase such number of shares of common stock of the Company as is determined by the Compensation Committee.

    The number of shares for which options are granted to executive officers is generally determined by the Compensation Committee based on the respective officer's senior officer status. However, no set criteria are used and other factors may influence the Committee's determination with respect to the number of shares granted, such as the promotion of an individual to a higher position, a desire to retain a valued executive or the number of shares then available for grant under one or more of the plans. The stock option holdings of an individual at the time of a grant are generally not considered in determining the size of a grant to that individual.

    Under the terms of the Company's 1995 and 1997 Restricted Stock Plans, the Company may award restricted stock to key employees as determined by the Compensation Committee. No set criteria are used to determine the amount of restricted stock awarded; however, the Compensation Committee's determination may be influenced by factors such as the respective officer's senior officer status, the promotion of an individual to a higher position, a desire to retain a valued executive, a desire to recognize a particular officer's contribution to the Company or the number of shares then available for award. In 1999, 252,000 shares of restricted stock were awarded.

    Section 162(m) of the Internal Revenue Code limits deductibility of certain compensation for the chief executive officer and the four other highest paid executive officers to $1,000,000 per year, unless certain requirements are met. The policy of the Company is generally to design its compensation plans and programs to ensure full deductibility. The Compensation Committee attempts to balance this policy with compensation programs designed to motivate management to maximize stockholder wealth. There are times when it is determined that the interests of the stockholders are best served by the implementation of compensation policies that do not restrict the Compensation Committee's ability to exercise its discretion in crafting compensation packages even though such policies may result in certain non-deductible compensation expenses.

    The Company's Stock Incentive Plans comply with Section 162(m); therefore, compensation recognized by the five highest paid executive officers under these plans will qualify for appropriate tax deductions. The Company's annual and long-term performance bonus plans and its Restricted Stock Plans do not meet all of the conditions for qualification under Section 162(m). Therefore, compensation received under these plans will be subject to the $1,000,000 deductibility limit.

                         COMPENSATION COMMITTEE MEMBERS
                        Jackson W. Smart, Jr.--CHAIRMAN

                 Robert H. Allen   Ralph D. DeNunzio
                 J. R. Hyde, III   Charles T. Manatt
                             Paul S. Walsh

                              May 31, 1999

 TRANSACTIONS WITH MANAGEMENT AND OTHERS AND COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    Pursuant to the provisions of the Company's Stock Incentive Plans, the Company has made interest-free demand loans to certain officers, fully secured by common stock of the Company, to assist them in exercising non-incentive stock options and paying any tax liability associated with such exercise. Such loans are repayable on demand or upon termination of employment for any reason. The following table shows the highest balance of such loans outstanding during the period June 1, 1998 through August 2, 1999 and the balance of such loans outstanding at August 2, 1999, for those executive officers with loan balances which exceeded $60,000.

                                                                                HIGHEST BALANCE     BALANCE AT
EXECUTIVE OFFICER                                                                DURING PERIOD    AUGUST 2, 1999
------------------------------------------------------------------------------  ----------------  ---------------
Dennis H. Jones, Executive Vice President and Chief Information Officer.......   $    6,967,388    $

    The law firm of Waring Cox represented Federal Express Corporation, a wholly-owned subsidiary of the Company, during fiscal year 1999. Mr. Cox, a director, is a named partner in that firm. Federal Express Corporation expects to utilize the services of this firm during fiscal year 2000. Mr. Mitchell, a director, represented the Company pursuant to a retainer arrangement during fiscal 1999 for a fee of $100,000. Mr. Manatt, a director and a member of the Compensation Committee, represented the Company pursuant to a retainer arrangement during fiscal 1999 for a fee of $100,000. The Company expects to utilize the services of Mr. Manatt and Mr. Mitchell during fiscal 2000. In addition, Federal Express Corporation has utilized the services of Manatt, Phelps & Phillips from time to time, and expects to utilize the services of this firm during fiscal 2000. Mr. Manatt is a named partner in that firm.

                            STOCK PERFORMANCE GRAPH

    The Stock Performance Graph presented below shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    The rules and regulations of the Securities and Exchange Commission require the presentation of a line graph comparing, over a period of five years, the cumulative total stockholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by the Company. The following graph compares the performance of the Company's common stock with the Standard & Poor's 500 Composite Index and the Standard & Poor's Transportation Index. The comparison assumes $100 was invested on May 31, 1994 in the Company's common stock and in each of the foregoing indices and assumes the reinvestment of all dividends. No dividends were paid on the Company's common stock during this five-year period. Historical stock price performance is not necessarily indicative of future stock price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 FISCAL YEAR ENDED      FDX       S&P 500 COMPOSITE INDEX     S&P TRANSPORTATION INDEX
1994                      $100                         $100                        $100
1995                       $78                         $120                        $105
1996                      $100                         $154                        $138
1997                      $137                         $200                        $165
1998                      $168                         $261                        $187
1999                      $287                         $316                        $204

                                   PROPOSAL 2
            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                    TO INCREASE THE AUTHORIZED COMMON STOCK

GENERAL.

    The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 400,000,000 shares of common stock, par value
$0.10 per share. As of August 2, 1999,              shares were issued and
outstanding and              shares were reserved for issuance under the
Company's Stock Incentive Plans. Accordingly, the Company is now limited to
issuing              shares of common stock for other uses.

    The Board of Directors is proposing an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 400,000,000 to 800,000,000. If the stockholders approval this proposal, the first sentence of Article Fourth of the Company's Amended and Restated Certificate of Incorporation will be amended to read in its entirety as follows:

    ARTICLE FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 804,000,000 shares consisting of 4,000,000 shares of Series Preferred Stock, no par value (herein called the "Series Preferred Stock"), and 800,000,000 shares of Common Stock, par value $0.10 per share (herein called the "Common Stock").

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT.

    Increasing the number of shares of authorized common stock will give the Company greater flexibility for:

    - stock splits and stock dividends;

    - grants under stock-based employee benefit plans;

    - financings, corporate mergers and acquisitions of property;

    - issuances of common stock to raise capital; and

    - other general corporate purposes.

    Having the additional authorized common stock available for future use will allow the Company to issue additional shares without the expense and delay of a special meeting of stockholders.

    Although the Company has considered, and continues to consider from time to time, opportunities which may involve the issuance of common stock, there are currently no plans, arrangements, agreements or understandings for the issuance or use of the additional shares of authorized common stock. All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with stock-based employee benefit plans, future stock splits or stock dividends and issuances to raise capital or effect acquisitions). The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the rules of the New York Stock Exchange.

    The additional authorized shares of common stock will:

    - be part of the existing class of common stock;

    - not affect the terms of the common stock or the rights of the holders of common stock; and

    - have the same rights and privileges as the shares of common stock presently outstanding.

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending upon the circumstances, have a dilutive effect on the earnings per share, voting power and other rights and interests of the existing stockholders.

    Although not a factor in the Board's decision to propose the amendment, the amendment could have an anti-takeover effect. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

VOTE REQUIRED FOR APPROVAL.

    The approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of a majority of the shares outstanding as of the record date.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 3
                           1999 STOCK INCENTIVE PLAN

PURPOSE.

    The purpose of the 1999 Stock Incentive Plan (the "Plan") is to promote the long-term success of the Company and increase stockholder value by:

    - attracting and retaining key employees of outstanding ability;

    - encouraging key employees to focus on long-range objectives; and

    - further linking the interests of key employees directly to the interests of the stockholders.

In furtherance of these objectives, the Board of Directors has adopted the Plan, subject to approval by the stockholders at this meeting. A summary of the Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the copy of the Plan, which is attached as APPENDIX A.

ADMINISTRATION OF THE PLAN.

    The Plan shall be administered by those members, not less than two, of the Compensation Committee of the Board of Directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and a "non-employee director" as defined in Rule 16b-3 of the rules and regulations under the Securities Exchange Act of 1934, as amended (the "Committee"). The Committee will:

    - select persons to receive options from among the eligible employees;

    - determine the types of options and the number of shares to be awarded to optionees;

    - set the terms, conditions and provisions of the options consistent with the terms of the Plan; and

    - establish rules for the administration of the Plan.

The Committee has the power to interpret the Plan and to make all other determinations necessary or advisable for its administration.

NUMBER OF SHARES THAT MAY BE AWARDED.

    Under the Plan, the Company may grant, from time to time, options to purchase for cash an aggregate of not more than 10,000,000 shares of common stock of the Company (subject to adjustment in the event of certain corporate
reorganizations). This amount represents     % of the shares of
common stock outstanding as of August 2, 1999. The Plan also provides that no person may be granted options for more than 800,000 shares during any fiscal year.

    The Plan provides for the use of authorized but unissued shares or treasury shares. To the extent that treasury shares are not acquired for issuance upon option exercise, authorized but unissued shares of common stock will be issued upon exercise of options granted under the Plan.

ELIGIBILITY TO RECEIVE AWARDS.

    Unless otherwise determined by the Committee, options may be granted to key
employees, including approximately    officers, of the Company and its
subsidiaries, as may be designated by the Committee. The Committee shall select persons to receive options among the eligible employees and determine the number of shares underlying the options to be granted. Outside directors are not eligible to receive awards under the Plan.

EXERCISE PRICE OF OPTIONS.

    Under the terms of the Plan, the Committee may grant options to purchase common stock of the Company for cash at a price which may not be less than the fair market value of the shares, as determined by the mean between the high and low prices of the stock on the New York Stock Exchange on the date the option is granted. The closing price of the Company's common stock on August 2, 1999 was
$             .

REPRICING PROHIBITED.

    The Plan does not permit the repricing of options or the grant of discounted options.

EXERCISABILITY OF OPTIONS AND OTHER TERMS AND CONDITIONS.

    Unless otherwise determined by the Committee, options may not be exercised later than ten years after the grant date. Subject to the limitations imposed by the provisions of the Code, certain of the options granted under the Plan may be designated "incentive stock options." The Company may make interest-free demand loans to holders of options not designated as incentive stock options for the purpose of exercising such options and paying any tax liability associated with such exercise.

    Unless otherwise determined by the Committee, no option may be exercised (i) until the optionee has completed a year of service after the option is granted, except in the case of termination of an employee's employment because of death or disability or (ii) after termination of an employee's employment for any reason other than death, disability or retirement. Unless otherwise determined by the Committee, options may be exercised within twenty-four months (i) after the optionee retires or (ii) after termination of an employee's employment on account of permanent disability (except that no option may be exercised less than six months from the date of grant), and may be exercised within twelve months after death when in the service of the Company or any of its subsidiaries. In the event of death within the twenty-four month period following termination of an employee's employment for retirement or permanent disability, options may be exercised by the optionee's legal representative within twelve months following the date of death, unless otherwise determined by the Committee.

    Because the options are to be granted as incentives, the Company will not receive any cash consideration for the granting of the options. Payment in full of the option price must be made upon exercise of any option. The options are not transferable by the optionee except by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

    Unless otherwise determined by the Committee, no options or awards may be granted under the Plan after May 28, 2009, but options or awards granted prior to such date may extend beyond that date. The Plan may be discontinued by the Board of Directors at any time, but no termination may impair options or awards granted prior thereto.

CHANGE OF CONTROL.

    Upon the occurrence of a change in control of the Company, each holder of an unexpired option under the Plan will have the right to exercise the option in whole or in part without regard to the date that such option would be first exercisable, and such right will continue, with respect to any such holder whose employment with the Company or subsidiary terminates following a change in control, for a period ending on the earlier of the date of expiration of such option or the date which is twelve months after such termination of employment.

AMENDMENT OF THE PLAN.

    The Committee may alter or amend the Plan at any time. No amendment by the Committee, however, may (i) increase the total number of shares reserved for purposes of the Plan, (ii) reduce the option price to an amount less than the fair market value at the time the option was granted or (iii) increase the maximum number of options which may be granted to an optionee under the Plan, unless such amendment is approved by the stockholders. No amendment or alteration may impair the rights of optionees with respect to options previously granted, except the Committee may revoke and cancel any outstanding options which, in the aggregate, would create a significant adverse effect on the Company's financial statements in the event that the Financial Accounting Standards Board issues a statement requiring an accounting treatment that causes such adverse effect with respect to options then outstanding.

FEDERAL TAX CONSEQUENCES.

    Under current federal tax law, non-incentive stock options granted under the Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to the Company. Upon the exercise of such option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by the Company. The optionee's tax basis for the shares is the market value thereof at the time of exercise.

    Neither the grant nor the exercise of an option designated as an incentive stock option results in any federal tax consequences to either the optionee or the Company. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of such shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be taxed as ordinary income and the Company will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment due to retirement, he or she is deemed to have exercised a non-incentive stock option.

    The Company believes that compensation received by optionees on the exercise of non-incentive stock options or the disposition of shares acquired upon exercise of any incentive stock options will be considered performance-based compensation and not subject to the $1,000,000 deductibility limit of Section 162(m) of the Code.

VOTE REQUIRED FOR APPROVAL.

    The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the Plan.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 4
                                    AUDITORS

    Arthur Andersen LLP has served as the auditors for Federal Express Corporation since 1972 and the Company since its inception. Upon the recommendation of the Audit Committee, the Board of Directors has appointed Arthur Andersen LLP to be the Company's independent auditors for the fiscal year ending May 31, 2000. The stockholders are asked to ratify this appointment at the annual meeting. Representatives of Arthur Andersen LLP will be present at the meeting to respond to appropriate questions and to make a statement if they desire.

    The ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                 OTHER MATTERS

    The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

                             ADDITIONAL INFORMATION

PROXY SOLICITATION COSTS.

    The solicitation of proxies is made by the Company and the cost of solicitation will be paid by the Company. In addition to the solicitation of proxies by use of the mail, proxies may be solicited either personally or by mail, telephone, facsimile or other electronic means by directors, officers and regularly engaged employees of the Company, none of whom will receive additional compensation therefor. Brokers, nominees and other similar record holders will be requested to forward solicitation materials and will be reimbursed by the Company upon request for their out-of-pocket expenses. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies for a fee of $10,000 plus reimbursement of expenses.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING.

    Stockholder proposals intended to be presented at the Company's 2000 annual
meeting must be received by the Company's Secretary no later than April   , 2000
to be eligible for inclusion in the Company's proxy statement and form of proxy related to the 2000 annual meeting. If the Company does not receive notice of any other matter that a stockholder wishes to present at the annual meeting in
2000 by June   , 2000 and a matter is raised at that meeting, the holders of the proxy for that meeting will have authority to vote on the matter in accordance with their best judgment and discretion, without any discussion of the proposal in the proxy statement for such meeting.

                                          By order of the Board of Directors,

                                          KENNETH R. MASTERSON
                                                   SECRETARY

                                                                      APPENDIX A

                                FDX CORPORATION
                           1999 STOCK INCENTIVE PLAN

1.  PURPOSE OF PLAN

    The purpose of the FDX Corporation 1999 Stock Incentive Plan (the "Plan") is to aid FDX Corporation (the "Corporation") and its subsidiaries in securing and retaining key employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Corporation and its subsidiaries. The Corporation expects that it will benefit from the added interest which such employees will have in the welfare of the Corporation as a result of their ownership or increased ownership of the Corporation's Common Stock.

2.  STOCK SUBJECT TO THE PLAN

    The total number of shares of Common Stock of the Corporation that may be optioned under the Plan is 10,000,000 shares, which may consist, in whole or in part, of unissued shares or treasury shares. Any shares optioned hereunder that are canceled or cease to be subject to the option may again be optioned under the Plan.

3.  ADMINISTRATION

    The Plan shall be administered by those members, not less than two, of the Compensation Committee of the Board of Directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and a "non-employee director" as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Committee").

    The Committee shall have the sole authority to grant options under the Plan and, consistent with the Plan, to determine the provisions of the options to be granted, to interpret the Plan and the options granted under the Plan, to adopt, amend and rescind rules and regulations for the administration of the Plan and generally to administer the Plan and to make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Committee shall be binding upon all participants. Committee decisions and selections shall be made by a majority of its members present at the meeting at which a quorum is present, and shall be final. Any decision or selection reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held.

4.  ELIGIBILITY

    Unless otherwise determined by the Committee, key employees, including officers, of the Corporation and its subsidiaries (but excluding members of the Committee) who are from time to time responsible for the management, growth and protection of the business of the Corporation and its subsidiaries are eligible to be granted options under the Plan. The employees who shall receive options under the Plan shall be selected from time to time by the Committee in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the option or options granted to each such employee selected, subject to the maximum number of stock options which may be granted to an optionee under the Plan.

5.  LIMIT ON AWARDS

    Unless otherwise determined by the Committee, no option may be granted under the Plan after May 28, 2009, but options theretofore granted may extend beyond that date.

    No optionee shall receive options for more than 800,000 shares of the Corporation's Common Stock during any fiscal year under the Plan.

6.  TERMS AND CONDITIONS OF STOCK OPTIONS

    All options granted under this Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine.

    (a) OPTION PRICE. The option price per share for options granted to employees shall be determined by the Committee, but shall not be less than 100% of the fair market value at the time the option is granted. The fair market value shall, for all purposes of the Plan, be the mean between the high and low prices at which shares of such stock are traded on the New York Stock Exchange on the day on which the option is granted. In the event that the method for determining the fair market value of the shares provided for in this paragraph (a) shall not be practicable, then the fair market value per share shall be determined by such other reasonable method as the Committee shall, in its discretion, select and apply at the time of grant of the option concerned.

    (b) TIME OF EXERCISE OF OPTION. Unless otherwise determined by the Committee, each option shall be exercisable during and over such period ending not later than ten years from the date it was granted, as may be determined by the Committee and stated in the option.

       Unless otherwise determined by the Committee, no option shall be exercisable during the year ending on the first anniversary date of the granting of the option, except as provided in paragraphs 6(d) and 13 of the Plan.

    (c) PAYMENT. Each option may be exercised by giving written notice to the Corporation specifying the number of shares to be purchased and accompanied by payment in full (including applicable taxes, if any) in cash therefor. No option shall be exercised for less than the lesser of 50 shares or the full number of shares for which the option is then exercisable. No optionee shall have any rights to dividends or other rights of a stockholder with respect to shares subject to his or her option until he or she has given written notice of exercise of his or her option, paid in full for such shares and, if requested, given the representation described in paragraph 10 of the Plan.

    (d) RIGHTS AFTER TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, if an optionee's employment by the Corporation or a subsidiary terminates by reason of such person's retirement, the optionee's option may thereafter be exercised to the extent to which it was exercisable at the time of retirement but may not be exercised after the expiration of the period of twenty-four months from the date of such termination of employment or of the stated period of the option, whichever period is the shorter; PROVIDED, HOWEVER, that if the optionee dies within twenty-four months after such termination of employment, any unexercised option, to the extent to which it was exercisable at the time of the optionee's death, may thereafter be exercised by the legal representative of the estate or by the legatee of the option under a last will for a period of twelve months from the date of the optionee's death or the expiration of the stated period of the option, whichever period is the shorter.

       Unless otherwise determined by the Committee, if an optionee's employment by the Corporation or a subsidiary terminates by reason of permanent disability, the optionee's option may thereafter be exercised in full (except that no option may be exercised less than six months from the date of grant) but may not be exercised after the expiration of the period of twenty-four months from the date of such termination of employment or of the stated period of the option, whichever period is the shorter; PROVIDED, HOWEVER, that if the optionee dies within a period of twenty-four months after such termination of employment, any unexercised option, to the extent to which it was exercisable at the time of the optionee's death, may thereafter be exercised by the legal representative of the estate or by the legatee of the option under a last will for a period of twelve months from the date of the optionee's death or the expiration of the stated period of the option, whichever period is the shorter.

       Unless otherwise determined by the Committee, if an optionee's employment by the Corporation or a subsidiary terminates by reason of the optionee's death, the optionee's option may thereafter be immediately exercised in full by the legal representative of the estate or by the legatee of the option under a last will, and for a period of twelve months from the date of the optionee's death or the expiration of the stated period of the option, whichever period is the shorter.

       Unless otherwise determined by the Committee, if an optionee's employment terminates for any reason other than death, retirement or permanent disability, the optionee's option shall thereupon terminate.

7.  TRANSFERABILITY RESTRICTION

    Unless otherwise determined by the Committee, the option by its terms shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by the optionee, or by a duly appointed legal representative, unless otherwise determined by the Committee.

8.  DESIGNATION OF CERTAIN OPTIONS AS INCENTIVE STOCK OPTIONS

    Options or portions of options granted to employees hereunder may, in the discretion of the Committee, be designated as "incentive stock options" within the meaning of Section 422 of the Code. In addition to the terms and conditions contained in paragraph 6 hereof, options designated as incentive stock options shall also be subject to the condition that the aggregate fair market value (determined at the time the options are granted) of the Corporation's Common Stock with respect to which incentive stock options are exercisable for the first time by any individual employee during any calendar year (under this Plan and all other similar plans of the Corporation and its subsidiaries) shall not exceed $100,000.

9.  LOANS TO OPTIONEES

    The Corporation may make interest-free demand loans to holders of options which are not designated or qualified hereunder or by the Code as "incentive stock options" for the purpose of exercising such options or for the purpose of enabling optionees to pay any tax liability associated with the exercise of any such option. Such loans shall be fully secured by shares of Common Stock of the Corporation and shall in any event be repayable upon the termination of the optionee's employment with the Corporation for any reason. The Committee shall establish written procedures concerning the application for and making of such loans.

10. INVESTMENT REPRESENTATION

    Upon any distribution of shares of Common Stock of the Corporation pursuant to any provision of this Plan, the distributee may be required to represent in writing that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The certificates for such shares may include any legend which the Corporation deems appropriate to reflect any restrictions on transfers.

11. TRANSFER, LEAVE OF ABSENCE, ETC.

    For the purpose of the Plan: (a) a transfer of an employee from the Corporation to a subsidiary, or vice versa, or from one subsidiary to another, and (b) a leave of absence, duly authorized in writing by the Corporation, shall not be deemed a termination of employment.

12. RIGHTS OF EMPLOYEES AND OTHERS

    (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan.

    (b) Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Corporation or its subsidiaries.

13. CHANGES IN CAPITAL OR CONTROL

    If the outstanding Common Stock of the Corporation subject to the Plan shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization, the number and kind of shares subject to this Plan and the option prices shall be approximately and equitably adjusted so as to maintain the option price thereof. Notwithstanding any other provision of the Plan, upon the occurrence of a Change in Control, as hereinafter defined, each holder of an unexpired option under the Plan shall have the right to exercise such option in whole or in part without regard to the date that such option would be first exercisable, and such right shall continue, with respect to any such holder whose employment with the Corporation or subsidiary terminates following a Change in Control, for a period ending on the earlier of the date of expiration of such option or the date which is twelve months after such termination of employment.

    For purposes of the Plan, a "Change in Control" of the Corporation shall be deemed to have occurred if:

    (a) any person, as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of 20% or more of the Corporation's outstanding Common Stock;

    (b) there occurs within any period of two consecutive years any change in the directors of the Corporation such that the members of the Corporation's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

    (c) the Corporation is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another corporation or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such corporation or other entity immediately after such transaction is held in the aggregate by holders of the Corporation's Common Stock immediately before such transaction.

    In addition, if the Corporation enters into an agreement or series of agreements or the Board of Directors of the Corporation adopts a resolution which results in the occurrence of any of the foregoing events, and the employment of a holder of an option under the Plan is terminated after the entering into of such agreement or series of agreements or the adoption of such resolution, then, upon the occurrence of any of the events described above, a Change in Control shall be deemed to have retroactively occurred on the date of entering into of the earliest of such agreements or the adoption of such resolution.

14. USE OF PROCEEDS

    Proceeds from the sale of shares pursuant to options granted under this Plan shall constitute general funds of the Corporation.

15. AMENDMENTS

    The Board of Directors may discontinue the Plan and the Committee may amend the Plan from time to time, but no amendment, alteration or discontinuation shall be made which, without the approval of the stockholders, would:

    (a) Except as provided in paragraph 13 of the Plan, increase the total number of shares reserved for the purposes of the Plan;

    (b) Decrease the option price of an option to less than 100% of the fair market value on the date of the granting of the option; or

    (c) Increase the maximum number of options which may be granted to an optionee under the Plan.

    Neither shall any amendment, alteration or discontinuation impair the rights of any holder of an option theretofore granted without the optionee's consent; PROVIDED, HOWEVER, that if the Committee after consulting with management of the Corporation determines that application of an accounting standard in compliance with any statement issued by the Financial Accounting Standards Board concerning the treatment of employee stock options would have a significant adverse effect on the Corporation's financial statements because of the fact that options granted before the issuance of such statement are then outstanding, then the Committee in its absolute discretion may cancel and revoke all outstanding options to which such adverse effect is attributed and the holders of such options shall have no further rights in respect thereof. Such cancellation and revocation shall be effective upon written notice by the Committee to the holders of such options.

16. REPRICING RESTRICTION

    Options granted under this Plan shall not be repriced by the Corporation for any reason.

17. EFFECTIVE DATE OF PLAN

    This Plan shall be effective upon its approval by the Corporation's Board of Directors and stockholders.

18. COMPLIANCE WITH SECTION 16(b)

    The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. All transactions involving the Corporation's executive officers are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan. Any provision of the Plan that is contrary to a condition of Rule 16b-3 shall not apply to directors and executive officers of the Corporation.

PROXY                                                                    PROXY

                                 FDX CORPORATION
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               THE COMPANY FOR THE
               ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 27, 1999


     The undersigned hereby constitutes and appoints KENNETH R. MASTERSON and ALAN B. GRAF, JR., and each of them, jointly and severally, his or her true and lawful agents and proxies, each with full power of substitution, to represent the undersigned and to vote all of the shares of common stock of the undersigned in FDX Corporation at the Annual Meeting of Stockholders of the Company to be held at Hotel Le Bristol, 112 rue du Faubourg Saint-Honore, Paris, France, on Monday, September 27, 1999, and at any postponement or adjournment thereof, on Items 1 through 4 as specified on the reverse side hereof (with discretionary authority under Item 1 to vote for a new nominee if any nominee is unable to stand for election) and on such other matters as may properly come before said meeting. THIS CARD ALSO CONSTITUTES VOTING INSTRUCTIONS FOR ANY SHARES HELD FOR THE UNDERSIGNED IN ANY EMPLOYEE BENEFIT PLAN OF FDX CORPORATION OR ITS SUBSIDIARIES.

Election of Class I Directors.  Nominees:         COMMENTS

Robert H. Allen                           -----------------------------------
James L. Barksdale                         -----------------------------------
Robert L. Cox                             -----------------------------------
Paul S. Walsh                             -----------------------------------
Peter S. Willmott                         -----------------------------------
                                          (If you have written in the above
                                          space, please mark the corresponding
                                          box on the reverse side of this card.)

You are encouraged to specify your choices by                SEE REVERSE
marking the appropriate boxes on the reverse side,               SIDE
but you need not mark any boxes if you wish to               -----------
vote in accordance with the Board of Directors' recommendations. Mr. Masterson and Mr. Graf cannot vote your shares unless you sign and return this card or vote on the Internet or by telephone.

------------------------------------------------------------------------------
                         -- FOLD AND DETACH HERE --

                       1999 ANNUAL MEETING GUIDELINES

     In the interest of an orderly and constructive meeting, the following guidelines will apply for FDX Corporation's Annual Meeting of Stockholders.

1. The business of the meeting is set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated August __, 1999 and will be published in the program for the meeting. If you do not return your proxy or vote on the Internet or by telephone prior to the meeting, you may sign, date and hand your proxy card to the Inspector of Election or any of the individuals at the registration table. If you wish to change your vote or vote by ballot, a ballot will be distributed to you during the meeting.

2. If you wish to comment on any of the proposals which will be voted on at the meeting or ask an appropriate question about the business of the Company at the end of the meeting, please register your intention to do so on the sign-up sheet at the registration table.

3. Please register your attendance at the meeting on the sign-up sheet at the registration table. Briefcases, purses and parcels may be examined or searched before you are admitted to the meeting. No signs, placards, banners or similar materials may be brought into the meeting.

4. The use of cameras or sound recording equipment of any kind is prohibited, except those employed by the Company to provide a record of the proceedings.

5. Time has been reserved at the end of the meeting for stockholder questions that relate to the business of the Company. After you have registered and at the appropriate time, please go to the microphone, state your name and confirm that you are a stockholder or employee before asking your question. Please direct all comments or questions to the Chairman. Comments or questions from the floor are limited to two minutes in order to provide an opportunity for as many stockholders as possible.

6.   Personal grievances or claims are not appropriate subjects for the meeting.

7. The Chairman in his sole discretion shall have authority to conduct the meeting and rule on any questions or procedures that may arise.

Voting results announced by the Inspector of Election at the meeting are preliminary. Final results will be included in the summary of the results of the meeting included in the Company's first quarter report on Form 10-Q.

-------------------------------------------------------------------------------

/X/  Please mark your
     votes as in this
     example.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 4.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 THROUGH 4.


                                                 FOR                 WITHHELD
                                                 ALL                    ALL

1.   Election of Class I Directors.              / /                    / /

     FOR, except vote withheld from
     the following nominee(s):

     ---------------------

                                           FOR        AGAINST        ABSTAIN

2.   Approval of Amendment to              /  /        /  /            /  /
     Certificate of Incorporation.

3.   Approval of 1999 Stock               /  /        /  /            /  /
     Incentive Plan.

4.   Approval of Independent              /  /        /  /            /  /
     Auditors.

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


/ /  Comments on Reverse Side       / /  I request my name be disclosed with
                                         my vote and comments, if any.

                                    The signer hereby revokes all proxies
                                    heretofore given by the signer to vote
                                    at said meeting or any adjournments
                                    thereof.

                                    NOTE: Please sign exactly as name
                                          appears on this card. Joint
                                          owners should each sign. When
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such.

                                    ------------------------------------------

                                    ------------------------------------------
                                       SIGNATURE(S)                    DATE

-------------------------------------------------------------------------------

      IF YOU WISH TO VOTE ON THE INTERNET OR BY TELEPHONE, PLEASE READ THE
                            INSTRUCTIONS BELOW.

Dear Stockholder:

Internet and telephone voting are new and convenient ways to vote your shares on matters to be covered at the 1999 Annual Meeting of Stockholders. Voting on the Internet or by telephone eliminates the need to return your proxy card.

To vote your shares on the Internet or by telephone, you must have available the 12-digit control number printed in the above box, just below the perforation. When voting on the Internet or by telephone, you will be prompted to enter this 12-digit control number in order to access the system.

1.   INTERNET VOTING:   Log on to the Internet and go to the Web site
                        http://www.__________.com.

        NOTE: NEXT YEAR, WE PLAN TO MAKE THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS AVAILABLE OVER THE INTERNET. IF YOU VOTE ON THE INTERNET, YOU WILL HAVE THE OPTION AT THAT TIME TO ENROLL IN INTERNET DELIVERY. WE STRONGLY ENCOURAGE YOU TO ENROLL IN INTERNET DELIVERY.
        IT IS A COST-EFFECTIVE WAY FOR US TO SEND YOU PROXY MATERIALS.

2.   TELEPHONE VOTING: On a touch-tone telephone, call _____________
                       (_____________) 24 hours a day, 7 days a week.

If you choose to vote on the Internet or by telephone, you do not need to mail back your proxy card.

                    YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.